UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): March 1, 2007

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13648           13-2578432
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

On March 1, 2007, Balchem Corporation (the "Company") issued a press release announcing that the Board of Directors ("Board") of the Company elected President, Chief Executive Officer and Director, Dino A. Rossi Chairman of the Board. The press release relating to this event is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1 Press release of Balchem Corporation, dated March 1, 2007, announcing the election of Dino A. Rossi as Chairman of the Company's Board of Directors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BALCHEM CORPORATION


                                                  By:/s/ Francis J. Fitzpatrick
                                                  -----------------------------
                                                  Francis J. Fitzpatrick
                                                  Chief Financial Officer

Dated: March 2, 2007


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                                  Exhibit Index


Exhibit Number             Description
--------------             -----------


99.1                    Press  release of  Balchem  Corporation  dated  March 1,
                        2007, announcing the election of Dino A. Rossi as Chairman of the Company's Board of Directors.